Exhibit 99.1

Enviva Partners, LP Announces Public Offering of Common Units

BETHESDA, MD, June 3, 2021 — Enviva Partners, LP (NYSE: EVA) (the “Partnership,” “we,” “us,” or “our”) today announced that it has commenced an underwritten public offering (the “Offering”) of 4,000,000 common units representing limited partner interests. The Partnership expects to grant the underwriters an option to purchase up to an additional 460,000 common units from the Partnership at the issue price of the Offering.

The Partnership intends to use the net proceeds of the Offering to fund a portion of the aggregate purchase price for the acquisitions of (i) a wood pellet production plant in Lucedale, Mississippi, (ii) a deep-water marine terminal in Pascagoula, Mississippi, and (iii) three long-term, take-or-pay off-take contracts with creditworthy Japanese counterparties, which we refer to collectively as the “Acquisitions”. The Offering is not conditioned on the consummation of the Acquisitions.

Goldman Sachs & Co. LLC,  J.P. Morgan Securities LLC, Barclays Capital Inc., BMO Capital Markets Corp., Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and RBC Capital Markets, LLC are acting as joint book-running managers for the Offering. Raymond James & Associates, Inc., Tudor, Pickering, Holt & Co. Securities, LLC and USCA Securities LLC are acting as co-managers for the Offering.

The Offering is being made pursuant to an effective shelf registration statement, which has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and became effective July 2, 2019. The Offering will be made only by means of a preliminary prospectus supplement and the accompanying base prospectus, copies of which may be obtained on the SEC’s website at www.sec.gov. Alternatively, the joint lead bookrunners will arrange to send you the preliminary prospectus supplement and related base prospectus if you request them by contacting:

Goldman Sachs & Co. LLC
Attn: Prospectus Department
200 West Street
New York, New York 10282
Telephone: 866-471-2526
Email: prospectus-ny@ny.email.gs.com

J.P. Morgan Securities LLC

Attn: Broadridge Financial Solutions,

1155 Long Island Avenue, Edgewood, NY 11717

Telephone: 1-866-803-9204)

Email: prospectus-eq_fi@jpmchase.com

This news release is neither an offer to sell nor a solicitation of an offer to buy any securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Enviva Partners, LP

Enviva Partners, LP (NYSE: EVA) is a publicly traded master limited partnership that aggregates a natural resource, wood fiber, and processes it into a transportable form, wood pellets.

Cautionary Note Concerning Forward-Looking Statements

Certain statements and information in this press release may constitute “forward-looking statements.” The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. Although management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenues and operating results are based on our forecasts for our existing operations and do not include the potential impact of any future acquisitions. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: (i) the volume and quality of products that we are able to produce or source and sell, which could be adversely affected by, among other things, operating or technical difficulties at our wood pellet production plants or deep-water marine terminals; (ii) the prices at which we are able to sell our products; (iii) our ability to successfully negotiate, complete, and integrate drop-down or third-party acquisitions (including the Acquisitions described herein), including the associated contracts, or to realize the anticipated benefits of such acquisitions; (iv) failure of our customers, vendors, and shipping partners to pay or perform their contractual obligations to us; (v) our inability to successfully execute our project development, expansion, and construction activities on time and within budget; (vi) the creditworthiness of our contract counterparties; (vii) the amount of low-cost wood fiber that we are able to procure and process, which could be adversely affected by, among other things, disruptions in supply or operating or financial difficulties suffered by our suppliers; (viii) changes in the price and availability of natural gas, coal, or other sources of energy; (ix) changes in prevailing economic conditions; (x) unanticipated ground, grade or water conditions; (xi) inclement or hazardous environmental conditions, including extreme precipitation, temperatures, and flooding; (xii) fires, explosions, or other accidents; (xiii) changes in domestic and foreign laws and regulations (or the interpretation thereof) related to renewable or low-carbon energy, the forestry products industry, the international shipping industry, or power, heat, and combined heat and power generators; (xiv) changes in the regulatory treatment of biomass in core and emerging markets; (xv) our inability to acquire or maintain necessary permits or rights for our production, transportation, or terminaling operations; (xvi) changes in the price and availability of transportation; (xvii) changes in foreign currency exchange or interest rates, and the failure of our hedging arrangements to effectively reduce our exposure to the risks related thereto; (xviii) risks related to our indebtedness; (xix) our failure to maintain effective quality control systems at our wood pellet production plants and deep-water marine terminals, which could lead to the rejection of our products by our customers; (xx) changes in the quality specifications for our products that are required by our customers; (xxi) labor disputes, unionization or similar collective actions; (xxii) our inability to hire, train or retain qualified personnel to manage and operate our business and newly acquired assets; (xxiii) the effects of the exit of the UK from the EU on our and our customers’ businesses; (xxiv) our inability to borrow funds and access capital markets; and (xxv) viral contagions or pandemic diseases, such as the recent outbreak of a novel strain of coronavirus known as COVID-19.

For additional information regarding known material factors that could cause the Partnership’s actual results to differ from projected results, please read our filings with the SEC, including the Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q most recently filed with the SEC. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The Partnership undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information or future events or otherwise.

investor Contact:

Kate Walsh

Vice President, Investor Relations

ir@envivapartners.com

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